UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2025

Atlanticus Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 300, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	ATLC	Nasdaq Global Select Market

7.625% Series B Cumulative Perpetual Preferred Stock, no par value	ATLCP	Nasdaq Global Select Market

6.125% Senior Notes due 2026	ATLCL	Nasdaq Global Select Market

9.25% Senior Notes due 2029	ATLCZ	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 20, 2025, Atlanticus Holdings Corporation (the “Company”) completed its private offering of $400,000,000 aggregate principal amount of 9.750% Senior Notes due 2030 (the “Notes”).

The Company intends to use the net proceeds from the offering of the Notes (i) to repay amounts outstanding under its recourse warehouse facilities, (ii) for general corporate purposes, including to fund future acquisitions of portfolios and associated businesses and to fund the partial or full repayment of its 6.125% Senior Notes due 2026 on or prior to maturity and (iii) to pay fees and expenses in connection with the offering.

The Notes are governed by an indenture, dated as of August 20, 2025 (the “Indenture”), among the Company, certain of the Company’s domestic subsidiaries, as guarantors, and U.S. Bank Trust Company, National Association, as trustee.

The Notes bear interest at a rate of 9.750% per annum, payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2026. The Notes are unconditionally guaranteed on a senior unsecured basis by certain of the Company’s domestic subsidiaries.

At any time and from time to time prior to September 1, 2027, some or all of the Notes are redeemable for cash at a redemption price equal to 100% of their principal amount, plus the applicable “make-whole” premium described in the Indenture and accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. Beginning on September 1, 2027, some or all of the Notes are redeemable at any time and from time to time at the applicable redemption prices listed in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date. In addition, at any time and from time to time prior to September 1, 2027, up to 40% of the aggregate principal amount of the Notes are redeemable with funds from one or more equity offerings at a redemption price equal to 109.750% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

If the Company experiences a Change of Control (as defined in the Indenture), the Company will be required to offer to repurchase the Notes at 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The Indenture contains covenants that, among other things, limit the ability of the Company and the Company’s restricted subsidiaries to incur or guarantee additional non-funding indebtedness or issue certain types of preferred stock or similar equity securities, pay dividends or make other distributions, create or incur certain liens, make certain loans or investments, create encumbrances or restrictions on the ability of the Company’s restricted subsidiaries to pay dividends or make other payments to the Company, enter into transactions with affiliates, lease, transfer or sell certain assets, including capital stock of the Company’s subsidiaries, and consolidate, merge or sell all or substantially all assets. These covenants are subject to important exceptions and qualifications set forth in the Indenture.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest, breach of other agreements in respect of the Notes, failure to pay certain other indebtedness, failure to pay certain final judgments, failure of certain guarantees to be enforceable and certain events of bankruptcy or insolvency.

The foregoing summary and description of the Indenture and the Notes is subject to, and qualified in its entirety by, the full text of the Indenture, which is filed as Exhibit 4.1 hereto, and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that reflect the Company’s current views with respect to the use of proceeds from the Notes. You generally can identify these statements by the use of words such as “outlook,” “potential,” “continue,” “may,” “seek,” “approximately,” “predict,” “believe,” “expect,” “plan,” “intend,” “estimate” or “anticipate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could.” These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those included in the forward-looking statements. These risks and uncertainties include those risks described in the Company’s filings with the Securities and Exchange Commission and include, but are not limited to, risks related to the Company's ability to retain existing, and attract new, merchant partners and funding sources; changes in market interest rates; increases in loan delinquencies; its ability to operate successfully in a highly regulated industry; the outcome of litigation and regulatory matters; the effect of management changes; cyberattacks and security vulnerabilities in its products and services; and the Company's ability to compete successfully in highly competitive markets. The forward-looking statements speak only as of the date on which they are made, and, except to the extent required by federal securities laws, the Company disclaims any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In light of these risks and uncertainties, there is no assurance that the events or results suggested by the forward-looking statements will in fact occur, and you should not place undue reliance on these forward-looking statements.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 4.1	Indenture, dated August 20, 2025, by and among Atlanticus Holdings Corporation, as issuer, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee
Exhibit 4.2	Form of 9.750% Senior Note due 2030 (included in Exhibit 4.1)
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTICUS HOLDINGS CORPORATION
Date: August 20, 2025	By:	/s/ William R. McCamey
Name: William R. McCamey
Title: Chief Financial Officer